U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A 3


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 27, 1999



                          NPS INTERNATIONAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              000-13858                               86-0214815
              ---------                               ----------
         (Commission File No.)                      (IRS Employer
                                                  Identification No.)



           812 Proctor Ave.
           Ogdensburg, N.Y.                              13669
           ----------------                              -----
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code:
(315) 393-3793

ITEM 7(C).  EXHIBITS.

         Number       Exhibit

         16.0         Letter of Resignation of Registrant's
                      independent certified accountant, Kerber, Eck & Braeckel, LLP, as amended


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NPS INTERNATIONAL CORPORATION



                                            By:  s/Michael Wexler
                                               -------------------------------
                                               Michael Wexler, President

Dated:  May 11, 1999

                          NPS INTERNATIONAL CORPORATION



                          EXHIBIT 16.0 TO FORM 8-K/A 3



                              LETTER OF RESIGNATION

             OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

Kerber, Eck & Braeckel LLP
Certified Public Accountants

200 North Broadway
St. Louis, Missouri  63102-2747
314-231-6232 Fax 314-231-0079
--------------
St. Louis, Missouri
Belleview, Illinois
Cape Girardeau, Missouri
Carbondale, Illinois
Milwaukee, Wisconsin
Springfield, Illinois

                                  April 7, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  NPS International Corporation
     File Ref. No. 000-13858

     We were previously the principal accountant for NPS International Corporation (formerly National Industrial Security Corporation) and, under the date of January 30, 1998, we reported on the consolidated financial statements of National Industrial Security Corporation and subsidiaries as of and for the years ended December 31, 1997 and 1996. On January 27, 1999, our appointment as principal accountant was terminated. We have read NPS International Corporation's statements included under Item 4 of its Form 8-K/A 2 dated January 27, 1999 (date of earliest event reported) as of April 7, 1999, and we agree with such statements.

                                   Very truly yours,

                                   s/Kerber, Eck & Braeckel LLP

CSE/chf